UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2024
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 60th Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On September 5 2024, UiPath, Inc. (“UiPath” or the “Company”) issued a press release announcing its financial results for the fiscal second quarter 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation of Certain Officers.
Appointment of New Board Member
On August 30, 2024, the Board of Directors (the “Board”) of the Company increased the size of the Board from eight to nine members and appointed Mr. Sivaramakichenane Somasegar as a director of the Company to fill the resulting vacancy, effective September 5, 2024. Mr. Somasegar, age 58, also has been designated as a member of the Nominating and Corporate Governance Committee of the Board. The Board has determined that Mr. Somasegar qualifies as an independent director under New York Stock Exchange listing standards.
Mr. Somasegar currently serves as a Managing Director at Madrona Ventures, an early stage venture capital firm. Prior to joining Madrona, Mr. Somasegar built a career at Microsoft over nearly three decades, where he led the company’s Developer Division responsible for the Visual Studio and .NET family of products that are the core building blocks for tens of millions of developers to build applications. Mr. Somasegar also led the development of Microsoft’s R&D labs in Boston, Canada, China, India, and Israel. Mr. Somasegar holds a master’s degree in computer engineering from Louisiana State University and a bachelor’s degree in electronics and communication engineering from Guindy Engineering College, Anna University in Chennai, India. Mr. Somasegar also received an Honorary Doctorate from Anna University for accomplishments in Technology and Computer Science.
Mr. Somasegar will receive compensation pursuant to our non-employee director compensation policy, as described in the “Non-Employee Director Compensation Policy” section of the Company’s definitive proxy statement for the 2024 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 9, 2024.
There is no arrangement or understanding between Mr. Somasegar and any other persons, pursuant to which he was selected as a director. Mr. Somasegar has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Appointment of Chief Operating Officer
On August 30, 2024, the Board appointed Ashim Gupta, age 45, the Company’s Chief Financial Officer, as Chief Operating Officer, effective September 5, 2024 (the “Effective Date”). Mr. Gupta will continue to serve as the Company’s Chief Financial Officer.
Mr. Gupta has served as the Company’s Chief Financial Officer since November 2019. Mr. Gupta served as our Chief Customer Success Officer from February 2018 to November 2019. Prior to joining the Company, Mr. Gupta served in various roles at General Electric Company from January 2000 to February 2018, including most recently as Senior Vice President and Chief Information Officer for Finance and Global Operations from March 2016 to February 2018, and as Chief Financial Officer of GE Water from August 2013 to March 2016. Mr. Gupta holds a B.A. from Rutgers University.
Following the Effective Date, Mr. Gupta, in his expanded role as Chief Operating and Financial Officer, will receive a base salary of $600,000 (increased from $500,000) and will be eligible to receive an annual performance-based cash bonus with a target opportunity of 80% of his base salary (increased from 65%).
There are no family relationships between Mr. Gupta and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
Copies of the press releases announcing the appointments of Mr. Somasegar and Mr. Gupta are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively. The information in the press releases attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01 Other Events.
Stock Repurchase Program
On August 30, 2024, the Board of Directors of the Company authorized an additional $500.0 million of repurchases of our outstanding shares of Class A common stock under the stock repurchase program. Repurchases under the program may be effected through open market purchases, privately-negotiated transactions, or otherwise in accordance with applicable federal securities laws, including through Rule 10b5-1 trading plans and under Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternate uses of capital. The current authorization may be suspended or discontinued at any time and does not have a specified expiration date.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated September 5, 2024 announcing financial results for fiscal second quarter 2025
99.2	Press Release dated September 5, 2024 announcing appointment of new Board member
99.3	Press Release dated September 5, 2024 announcing appointment of Chief Operating Officer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date:	September 5, 2024